ING Investors Trust

ING Legg Mason Value Portfolio (“Portfolio”)

Supplement dated March 30, 2009

to the Adviser Class (“ADV Class “), Institutional Class (“Class I”), Service Class “(“Class S”)
and Service 2 Class Prospectuses

each dated April 28, 2008

On March 27, 2009, the Board of Trustees of ING Investors Trust approved a change in the sub-adviser for the Portfolio from Legg Mason Capital Management, Inc. to ING Investment Management Co. (“ING IM”), subsequent changes to the Portfolio’s investment objective and principal investment strategies, and a name change from ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II. ING IM will begin to manage the Portfolio on or about April 30, 2009, pursuant to an interim sub-advisory agreement until approximately August 8, 2009 on which date the Portfolio will merge, subject to shareholders approval, with and into ING VP Growth and Income Portfolio. A proxy statement is expected to be mailed to shareholders on or about June 8, 2009 and a special meeting of shareholders is expected to be held on or about July 21, 2009.

Effective April 30, 2009, the ADV Class, Class I, Class S and Service 2 Class C Prospectuses are supplemented as follows:

1.               All references to “ING Legg Mason Value Portfolio” are hereby deleted and replaced with “ING Growth and Income Portfolio II.”

2.               The information pertaining to the Portfolio in the section entitled “Introduction — Portfolios and Sub-Advisers” on page 3 of the ADV Class, Class I, Class S and Service 2 Class Prospectuses is deleted in its entirety and replaced with the following:

ING Growth and Income Portfolio II — ING Investment Management Co.

3.               The sub-sections entitled “Sub-Adviser,” “Investment Objectives,” “Principal Investment Strategies” and “Principal Risks” under the section entitled “Description of the Portfolios — ING Legg Mason Value Portfolio” beginning on page 41 of the ADV Class Prospectus, Class I Prospectus and Service 2 Class Prospectus, and beginning on page 40 of the Class S Prospectus are hereby deleted in their entirety and replaced with the following:

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio also may engage in option writing.

The Sub-Adviser utilizes a team for portfolio constructions. The senior portfolio manager and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio manager is responsible for the overall allocation of assets for the portfolio, including management of the Portfolio’s overall risk profile.

In managing the Portfolio, the Sub-Adviser:

•                  Emphasizes stocks of larger companies.

•                  Looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.

•                  Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of circumstances, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk

Derivatives Risk

Equity Securities Risk

Foreign Investment Risk

Liquidity Risk

Market Trends Risk

Mid-Capitalization Company Risk

Other Investment Companies Risk

Portfolio Turnover Risk

Securities Lending Risk

Small-Capitalization Company Risk

4.                           The section entitled “Description of the Portfolios — ING Legg Mason Value Portfolio — more on the Sub-Adviser” on page 43 of the ADV Class Prospectus, Class I Prospectus and Service 2 Class Prospectus, and beginning on page 42 of the Class S Prospectus is hereby deleted in its entirety and replaced with the following:

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC.  ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $73.5 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Mr. Corapi and Mr. Pytosh share responsibility for the day-to-day management of ING Growth and Income Portfolio II. Mr. Corapi and Mr. Pytosh have co-managed the Portfolio since April 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and

Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

5.                           Footnote (2) under the table entitled “Average Annual Total Return” on page 43 of the ADV Class Prospectus, Class I Prospectus and Service 2 Class Prospectus, and on page 42 of the Class S Prospectus are hereby deleted in its entirety and replaced with the following:

Effective April 30, 2009 ING IM began serving as the Sub-Adviser to the Portfolio and the Portfolio’s investment objective and principal investment strategies changed. Legg Mason served as the Sub-Adviser to the Portfolio from May 3, 2004 to April 29, 2009. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004.

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ING Investors Trust

ING Legg Mason Value Portfolio (“Portfolio”)

Supplement dated March 30, 2009

to the Adviser (“ADV”) Class, Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class

Statement of Additional Information (“SAI”) dated April 28, 2008

On March 27, 2009, the Board of Trustees of ING Investors Trust approved a change in the sub-adviser for the Portfolio from Legg Mason Capital Management, Inc. to ING Investment Management Co. (“ING IM”), subsequent changes to the Portfolio’s investment objective and principal investment strategies, and a name change from ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II. ING IM will begin to manage the Portfolio on or about April 30, 2009, pursuant to an interim sub-advisory agreement until approximately August 8, 2009 on which date the Portfolio will merge, subject to shareholders approval, with and into ING VP Growth and Income Portfolio. A proxy statement is expected to be mailed to shareholders on or about June 8, 2009 and a special meeting of shareholders is expected to be held on or about July 21, 2009.

Effective April 30, 2009, the SAI will be supplemented to reflect the following:

1.             All references to “ING Legg Mason Value Portfolio,” “Legg Mason Value Portfolio” and “Legg Mason Value” are hereby deleted and replaced with “ING Growth and Income Portfolio II,” “Growth and Income Portfolio II” and “Growth and Income II,” respectively.

2.             All references to Legg Mason Capital Management, Inc and Legg Mason are hereby deleted and replaced with ING Investment Management, Co. and ING IM.

3.             The section entitled “Non-Fundamental Investment Restrictions — Legg Mason Value” on page 68 is amended to delete non-fundamental investment restriction 1 and replace with the following:

Growth and Income II

The Portfolio:

1.             will not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio as described in this SAI and in the Prospectuses.

4.             The section entitled “Non-Fundamental Investment Restrictions — Legg Mason Value” on page 68 is amended to add the following two new non-fundamental investment restrictions:

6.             may not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

7.             may not invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, considered by the adviser or the sub-advisers to be of comparable quality).

5.             Footnote (1) under the table in the section entitled “Sub-Advisers — Sub-Advisory Fees” on page 145 is hereby amended to add the following sentence:

                Effective April 30, 2009, ING Legg Mason Value Portfolio was renamed ING Growth and Income Portfolio II.

6.             The following footnote (13) is being added to the table in the section entitled “Sub-Advisers — Sub-Advisory Fees” on page 145:

Effective April 30, 2009 ING Growth and Income Portfolio II will be sub-advised by ING Investment Management Co.  Legg Mason served as the Sub-Adviser to ING Growth and Income Portfolio II (formerly, ING Legg Mason Value Portfolio) from May 3, 2004 to April 29, 2009.

7.             The information pertaining to ING Legg Mason Value in the table under the section entitled “Sub-Advisers — Total Sub-Adviser Fees Paid” beginning on page 146 is deleted in its entirety and replaced with the following:

Sub-Adviser	2007		2006		2005
ING Investment Management Co.
ING Growth and Income II	$3,155,072	(10)	$2,508,262	(10)	$1,715,734	(10)

8.             Footnote (1) under the table in the section entitled “Sub-Advisers — Total Sub-Adviser Fees Paid” on page 148 is amended to add the following sentence:

On April 30, 2009, ING Legg Mason Value Portfolio will change its name to ING Growth and Income Portfolio II.

9.             The following footnote (10) is being added to the table in the section entitled “Sub-Advisers —Total Sub Adviser Fees Paid” on page 148:

Effective April 30, 2009, ING Growth and Income Portfolio II will be sub-advised by ING Investment Management Co.  From May 3, 2004 to April 29, 2009, the Portfolio was sub-advised by Legg Mason, which received the fees set out in the table above through the period ending December 31, 2007.

10.           The section entitled “Other Information About Portfolio Managers — ING Legg Mason Value Portfolio” on page 186 is deleted in its entirety and replaced with the following:

ING Growth and Income Portfolio II

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Christopher Corapi	4	$2,164,606,411	4	$58,518,920	0	$0
Michael Pytosh	1	$1,914,818,847	0	$0	0	$0

*   None of these accounts have a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of a portfolio manager as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

A portfolio manager make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, a portfolio manager may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of a Portfolio Manager

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio manager is primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

A portfolio manager is also eligible to participate in an annual cash incentive plan.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention.  As with base salary compensation, target awards are determined and set based on external market data.  Investment performance is measured on both relative and absolute performance.  ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

A portfolio manager whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Managers	Fund Shares Owned

Christopher Corapi	None
Michael Pytosh	None

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